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                                                                  EXHIBIT 10.6.2

                               AMENDMENT NO. 8 TO
                              SC110NAV05 AGREEMENT

                                     BETWEEN

                        SPRINT/UNITED MANAGEMENT COMPANY
                                       AND
                                 VISUAL NETWORKS

This Amendment No. 8 (the "Amendment") by and between Sprint/United Management Company, a Kansas Corporation ("Sprint"), and Visual Networks, a Delaware corporation ("Supplier"), amends the MASTER RESELLER AGREEMENT dated August 23, 1996, by and between Sprint and Supplier (the "Agreement"). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.    BACKGROUND

      A.    Supplier and Sprint entered into the Agreement on August 23, 1996.
      B. Sprint and Supplier agree to modify the Agreement as set forth in this Amendment.

In consideration of the promises and agreements contained in this Amendment, the parties agree as follows:

II.   AMENDMENT

      The parties agree that the Prices set forth in the Exhibit A attached to this Amendment for the Products and Services included therein will be effective for all Orders placed on or after March 29, 2000.

III.  GENERAL

      Other than as set forth above, the Agreement remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement and this Amendment, this Amendment will control.

      This Amendment, executed by authorized representatives of Sprint and Supplier, is made a part of and incorporates the terms and conditions of the Agreement.

SPRINT/UNITED MANAGEMENT            VISUAL NETWORKS
COMPANY


/s/ Frank J. Clifford               /s/ Richard H. Deily
------------------------------      ------------------------------
SIGNATURE                           SIGNATURE


Frank J. Clifford                   Richard H. Deily
------------------------------      ------------------------------
Lead Negotiator                     Director, Treasury Operations

April 7, 2000                       April 4, 2000
------------------------------      ------------------------------
DATE                                DATE


5/12/00              Sprint Proprietary Information                        1